EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of November 16, 2023, by and among Zivo Bioscience, Inc., a Nevada corporation (the “Company”), and HEP Investments, LLC (the “Subscriber”).

RECITALS

Whereas, the Company seeks to sell a maximum of $150,000 (or such higher amount as the Company’s Board of Directors shall determine) (the “Total Amount”) in a Promissory Note in the form annexed hereto as Exhibit A (the “Note”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) as promulgated under the Securities Act (the “Offering”); and

Whereas, the Subscriber wishes to purchase the Note with the principal amount as set forth on the signature page hereto.

Now, Therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

1. PURCHASE OF CONVERTIBLE PROMISSORY NOTES.

1.1 Subscription. The Subscriber hereby subscribes (the “Subscription”) to purchase the Note in the amount set forth on the signature page hereto (the “Subscription Amount”). This Subscription shall become effective when (a) it has been duly executed by the Subscriber, (b) this Agreement has been accepted and agreed to by the Company and (c) the Company has effectuated the closing of the Subscription for the Note.

1.2 Payment for Subscription. The Subscriber agrees that the Subscription Amount to the Company for the amount of the Subscriber’s Subscription is to be made upon submission of this Agreement in the form included in these Subscription Documents (as hereinafter defined) by wire transfer to an account designated by the Company.

2. REPRESENTATIONS AND WARRANTIES.

2.1 Representations and Warranties by the Company. The Company represents and warrants to each Subscriber that:

(a) Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the: (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Note contemplated hereby and the performance of the Company’s obligations hereunder. The issuance and sale of the securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering. The Company is not in default of any other obligations, including any promissory notes or debentures.

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(b) Enforceability. Assuming this Agreement has been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company, this Agreement is duly authorized, executed and delivered by the Company constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

(c) No Violations. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation of the Company or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company by which any property or asset of the Company is bound or affected.

(d) Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted without any known infringement of the rights of others. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

(e) Title to Assets. The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent; (ii) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (iii) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

(f) Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

(g) No Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Notes being offered hereby.

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(h) No Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Note. The issuance of the Note will not be integrated with any other issuance of the Company’s securities (past, current or future) such that the offering of the Note would require registration under the Securities Act or would require shareholder approval.

(i) The execution, delivery and performance of this Agreement by the Company will not (i) violate any law, treaty, rule or regulation applicable to or binding upon the Company or any of its properties or assets, or (ii) result in a breach of any contractual obligation to which the Company is a party or by which it or any of its properties or assets is bound that would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

2.2 Survival of Representations and Warranties. The representations and warranties of the Company shall survive the closing of the Subscription for the Note for a period of 12 months and shall be fully enforceable at law or in equity against the Company and the Company’s successors and assigns.

2.3 Disclaimer. It is specifically understood and agreed by the Subscriber that the Company has not made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated profits or losses of the Company, except as otherwise provided with this Agreement.

2.4 Representations and Warranties by the Subscribers. The Subscriber represents and warrants to the Company that:

(a) The Subscriber is acquiring the Note for the Subscriber’s own account, as principal, for investment purposes only and not with any intention to resell, distributes or otherwise dispose of the Note, as the case may be, in whole or in part.

(b) The Subscriber has had an unrestricted opportunity to: (i) obtain information concerning the Offering, including the Note, the Company and its proposed and existing business and assets; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the this Agreement or otherwise provided.

(c) Except as otherwise disclosed in writing by the Subscriber to the Company, the Subscriber has not dealt with a broker in connection with the purchase of the Note and agrees to indemnify and hold the Company and its officers and directors harmless from any claims for brokerage or fees in connection with the transactions contemplated herein.

(d) The Subscriber is not relying on the Company or any of its management, officers or employees with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Note. The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Note, the Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

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(e) The Subscriber understands that the Note cannot be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered except in accordance with the Securities Act or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and that no market will exist for the resale of any such securities. In addition, the Subscriber understands that the Note has not been registered under the Securities Act, or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and cannot be resold unless they are so registered or unless an exemption from registration is available. The Subscriber understands that there is no current plan to register the Note.

(f) The Subscriber is willing and able to bear the economic and other risks of an investment in the Company for an indefinite period of time. The Subscriber has read and understands the provisions of this Agreement.

(g) The Subscriber maintains the Subscriber’s domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page of this Agreement.

(h) The Subscriber understands that the Company has made available to the Subscriber and the Subscriber’s accountants, attorneys and other advisors full and complete information concerning the financial structure of the Company, and any and all data requested by the Subscriber as a basis for estimating the potential profits and losses of the Company and the Subscriber acknowledges that the Subscriber has either reviewed such information or has waived review of such information.

(i) The Subscriber is not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) any registration statement the Company may have filed with the Securities and Exchange Commission.

(j) The Subscriber acknowledges and agrees that the Company intends, in the future, to raise additional funds to expand its business which may include, without limitation, the need to: fund more rapid expansion; fund additional marketing expenditures; enhance its operating infrastructure; hire additional personnel; respond to competitive pressures; or acquire complementary businesses or necessary technologies.

(k) The Subscriber acknowledges and agrees that the Company will have broad discretion with respect to the use of the proceeds from this Offering, and investors will be relying on the judgment of management regarding the application of these proceeds.

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3. MISCELLANEOUS.

3.1 Indemnification.

(a) The Subscriber will indemnify and hold harmless the Company and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Company Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Company Claims (or actions or proceedings, whether commenced or threatened, in respect thereof): (i) arise out of or are based upon any untrue statement or untrue statement of a material fact made by the Subscriber and contained in this Agreement; or (ii) arise out of or are based upon any breach by the Subscriber of any representation, warranty, or agreement made by the Subscriber contained herein; provided, however, and notwithstanding anything to the contrary, in no event shall the liability of the Subscriber pursuant to this Section 3.1 exceed the amount of the Note that the Subscriber purchases pursuant to this Agreement.

(b) The Company will indemnify and hold harmless the Subscriber and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls such Subscriber within the meaning of the Securities Act against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Subscriber Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Subscriber Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact made by the Company in this Agreement; (ii) arise out of or are based upon any breach by the Company of any representation, warranty, or agreement made by it contained herein or in the Note; or (iii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; and will reimburse such Subscriber, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Subscriber or any such controlling person to the Company.

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3.2 Addresses and Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service); (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed; or (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 3.2), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company to:	Zivo Bioscience, Inc. 21 East Long Lake Road, Ste. 100 Bloomfield Hills, MI 48304 Attention: Keith Marchiando

With copies to:	Honigman LLP 2290 First National Building 660 Woodward Avenue Detroit, MI 48226 Attention: Don Kunz, Esq.

If to the Subscriber, to the address set forth on the signature page annexed hereto.

Any such person may by notice given in accordance with this Section 3.2 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

3.3 Titles and Captions. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

3.4 Assignability. This Agreement is not transferable or assignable by the undersigned.

3.5 Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

3.6 Further Action. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

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3.7 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of law rules.

3.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

3.9 Integration. This Agreement, together with the remainder of the Subscription Documents of which this Agreement forms a part, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.10 Amendment. This Agreement and the Note may be amended only with the written consent of the Company and the Subscriber.

3.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

3.12 Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

3.13 Rights and Remedies. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

3.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

SIGNATURES ON THE FOLLOWING PAGES

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IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 16th day of November, 2023.

Signature of Subscriber:

By:	/s/ Laith Yaldoo		HEP Investments, LLC
Name:	Laith Yaldoo		Print Name of Subscriber
Title:	Manager

Social Security Number(s) or EIN

Mailing Address of Subscriber(s)			Residence of Subscriber(s)

2804 Orchard Lake Road Suite 205			N/A
Street			Street

Keego Harbor, MI 48302
City State Zip Code			City State Zip Code

$
150,000
Aggregate Subscription Amount

FOREGOING SUBSCRIPTION ACCEPTED:

Zivo Bioscience, Inc.

By:	/s/ Keith Marchiando
Name:	Keith Marchiando
Title:	Chief Financial Officer

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Exhibit A

 PROMISSORY NOTE

[See attached]

Signature Page to Subscription Agreement

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